SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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                       Date of Report: February 16, 2005
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                       (Date of earliest event reported)

                      Zond-PanAero Windsystem Partners I,
                       a California Limited Partnership
                       --------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                 California           0-13510              77-003535
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     (State or Other Jurisdiction   (Commission         (IRS Employer
             of Incorporation)      File Number)           Identification No.)

              1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                   (Address of Principal Executive Offices)

                                (713) 853-0530
                                --------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.
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Extension of Partial Assignment of Power Agreement

     On February 16, 2005 Zond-PanAero Windsystem Partners I (the "Partnership") and Mesa Wind Developers ("Mesa") entered into the Amendment to Partial Assignment of Wind Park Power Purchase and Sales Agreement (the "Partial Assignment Amendment"), which amendment was effective as of December 31, 2004. Pursuant to the Partial Assignment of Wind Park Power Purchase and Sales Agreement effective September 25, 1984 between Mesa and the Partnership (the "Partial Assignment"), the Partnership is able to sell power to Southern California Edison Company from the wind turbine electric power generation facility owned by the Partnership. The Partial Assignment Amendment extended the termination date of the Partial Assignment from December 31, 2004 to June 23, 2005.

     A copy of the Partial Assignment Amendment is attached hereto as Exhibit 10.1.

Extension of Management Agreement

     On February 16, 2005 the Partnership and Enron Wind Systems, LLC ("EWS") entered into the Third Amendment to Windsystem Management Agreement (the "Management Agreement Amendment"), which amendment was effective as of December 31, 2004. Pursuant to the Windsystem Management Agreement dated July 27, 1988 between the Partnership and EWS, as amended (the "Management Agreement"), EWS manages the wind turbine electric power generating facility owned by the Partnership. The Management Agreement Amendment extended the termination date of the Management Agreement from December 31, 2004 to June 23, 2005.

     A copy of the Management Agreement Amendment is attached hereto as
Exhibit 10.2.

Extension of Easement Agreement

     On February 16, 2005 the Partnership and Mesa entered into the Amendment to Wind Park Easement Agreement (the "Easement Agreement Amendment"), which amendment was effective as of December 31, 2004. Pursuant to the Wind Park Easement Agreement dated as of September 7, 1984 between Mesa and the Partnership (the "Easement Agreement"), the Partnership is able to use a portion of the operating site and the infrastructural improvements in connection with the operation of the Partnership's wind turbine electric power generating facility. The Easement Agreement Amendment extended the termination date of the Easement Agreement from December 31, 2004 to June 23, 2005.

         A copy of the Easement Agreement Amendment is attached hereto as
Exhibit 10.3.


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


Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

         (c) Exhibits.

10.1 Amendment to Partial Assignment of Wind Park Power Purchase and Sales Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Mesa Wind Developers.

10.2 Third Amendment to Windsystem Management Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Enron Wind Systems, LLC.

10.3 Amendment to Wind Park Easement Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Mesa Wind Developers.


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



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Zond-PanAero Windsystem Partners I,
                              a California Limited Partnership
                                    By:  Zond Windsystems Management LLC,
                                         General Partner

Date: February 18, 2005             By:  /s/ Eric D. Gadd
                                         -----------------------------------
                                         Name:  Eric D. Gadd
                                         Title: President and Chief Executive
                                                Officer


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


                                 Exhibit Index
                                 -------------


Exhibit           Description
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10.1      Amendment to Partial Assignment of Wind Park Power Purchase and Sales
          Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Mesa Wind Developers.

10.2 Third Amendment to Windsystem Management Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Enron Wind Systems, LLC.

10.3 Amendment to Wind Park Easement Agreement entered into on February 16, 2005, and made effective as of December 31, 2004, between the Partnership and Mesa Wind Developers.










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